EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U. S. C. SECTION 1350
                (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


In connection with the Quarterly Report on Form 10Q-SB for the quarter ended June 30, 2003, of Security Capital Corporation (the "Company"), as filed with the Securities Exchange Commission on the date hereof (the "Quarterly Report"), I, Connie Woods Hawkins, Chief Financial Officer of the Company, certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  the Quarterly Report fully complies with the requirements of
     Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Connie Woods Hawkins
DATE:  August 11, 2003                   By ___________________________
                                            Connie Woods Hawkins
                                            Chief Financial Officer


A signed original of this written statement required by Section 906 will be retained by Security Capital Corporation and will be furnished to the Securities and Exchange Commission or its staff upon request.